SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2008


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 000-50323                32-0061893
----------------------------      -------------        ----------------------
(State or other jurisdiction      (File Number)           (I.R.S. Employer
      of incorporation)                                identification number)


                49 West 10th Street, Tracy, California   95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

            Service 1st Bancorp, parent holding company for Service 1st Bank and Charter Services Group, Inc., announced first quarter 2008 financial results. The Company ended March 31, 2008 with total assets of $243,713,538 compared to $211,903,081 for the same period of 2007, representing an increase of 15.0%. Total assets for the first quarter of 2008 increased 5.5% compared to total assets of $231,075,943 at year-end 2007.

            The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits
                  --------

                  (99.1) Press Release dated May 6, 2008

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 6, 2008

Service 1st Bancorp


By:  /s/ Robert E. Bloch
     ----------------------------
     Executive Vice President
     and Chief Financial Officer

                                  EXHIBIT INDEX


                                                                     Sequential
Exhibit Number                     Description                       Page Number
--------------                     -----------                       -----------

    99.1                   Press Release dated May 6, 2008              5-6